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                                                                     Exhibit 23


INDEPENDENT AUDITORS' CONSENT
-----------------------------



Board of Directors and Shareholders
MYR Group Inc.


We consent to the incorporation by reference in Registration Statement Nos. 33-31305, 33-36557, 33-53628, 33-76722 and 333-41065 of MYR Group Inc. on Form
S-8 of our report dated March 18, 1998, appearing in the Annual Report on Form 10-K of MYR Group Inc. for the year ended December 31, 1997.





DELOITTE & TOUCHE LLP
Chicago, Illinois
March 18, 1998


























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